SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2004

                             BROOKLINE BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                         0-23695             04-3402944
-------------------------------    ---------------------  ----------------------
(State or other jurisdiction       (Commission File No.)   (I.R.S. Employer
   of incorporation)                                        Identification No.)


     160 Washington Street, Brookline, MA                       02447-0469
     ------------------------------------                      --------------
   (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (617) 730-3500



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 7.       Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits


                  Exhibit No.              Description
                  ----------               -----------

                      99.1                 Press release dated January 15, 2004

Item 12.      Results of Operations and Financial Condition

       The following information is furnished pursuant to this Item 12, "Disclosure of Results of Operations and Financial Condition."

         On January 15, 2004, Brookline Bancorp, Inc. (the "Company") announced its earnings for the 2003 fourth quarter and year and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share and an extra dividend of $0.20 per share payable on February 16, 2004 to stockholders of record on January 31, 2004. A copy of the press release dated January 15, 2004 is attached as Exhibit 99.1 to this report.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BROOKLINE BANCORP, INC.


Date:  January 16, 2004            By:  /s/ Paul R. Bechet
                                        ----------------------------------
                                        Paul R. Bechet
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer